                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 27, 2004


                                   ENRON CORP.
               (Exact name of Registrant as specified in charter)


                 OREGON                               1-13159                       47-0255140
      (State or other jurisdiction            (Commission file number)           (I.R.S. employer
           of incorporation)                                                    identification no.)


                ENRON BUILDING
               1400 SMITH STREET
                HOUSTON, TEXAS                                                        77002
   (Address of principal executive offices)                                         (Zip Code)


       Registrants' telephone number, including area code: (713) 853-6161

                              ---------------------

ITEM 5.  OTHER EVENTS.

         On February 27, 2004, the Company and certain other debtor-in-possession subsidiaries of the Company (collectively with the company, the "Debtors") filed their monthly operating report for October 2003 with the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). The monthly operating report is attached as an exhibit to this Current Report on Form 8-K.

         FORWARD-LOOKING STATEMENTS.

         THIS FORM 8-K, INCLUDING EXHIBITS ATTACHED HERETO, CONTAINS STATEMENTS THAT ARE FORWARD-LOOKING WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. INVESTORS ARE CAUTIONED THAT ANY SUCH FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND THAT ACTUAL RESULTS COULD DIFFER MATERIALLY AS A RESULT OF KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES, INCLUDING: VARIOUS REGULATORY ISSUES, THE OUTCOME OF THE COMPANY'S CHAPTER 11 PROCESS, NUMEROUS ONGOING EXTERNAL INVESTIGATIONS IN WHICH THE COMPANY IS FULLY COOPERATING (INCLUDING INVESTIGATIONS BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"), THE DEPARTMENT OF JUSTICE, THE DEPARTMENT OF LABOR, THE INTERNAL REVENUE SERVICE, THE PENSION BENEFIT GUARANTY CORPORATION, THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC., THE FEDERAL ENERGY REGULATORY COMMISSION, THE COMMODITY FUTURES TRADING COMMISSION, THE FEDERAL TRADE COMMISSION, THE CALIFORNIA AND CONNECTICUT ATTORNEYS GENERAL AND NUMEROUS CONGRESSIONAL COMMITTEES AND STATE AGENCIES), THE OUTCOME OF NUMEROUS LAWSUITS AND CLAIMS, GENERAL ECONOMIC CONDITIONS, FUTURE TRENDS, AND OTHER RISKS, UNCERTAINTIES AND FACTORS DISCLOSED IN THE COMPANY'S MOST RECENT REPORTS ON FORMS 10-K, 10-Q AND 8-K FILED WITH THE SEC.

THE INFORMATION CONTAINED IN THE MONTHLY OPERATING REPORT ATTACHED HERETO HAS BEEN PREPARED IN ACCORDANCE WITH APPLICABLE LAW UNDER THE UNITED STATES BANKRUPTCY CODE AND IS NOT TO BE USED FOR INVESTMENT PURPOSES. AS EXPLAINED IN A NOVEMBER 8, 2001 FORM 8-K FILED BY THE COMPANY WITH THE SEC, THE PREVIOUSLY ISSUED FINANCIAL STATEMENTS OF THE COMPANY FOR THE FISCAL YEARS ENDED DECEMBER 31, 1997 THROUGH 2000 AND FOR THE FIRST AND SECOND QUARTERS OF 2001 AND THE AUDIT REPORTS COVERING THE YEAR-END FINANCIAL STATEMENTS FOR 1997 THROUGH 2000 SHOULD NOT BE RELIED UPON. IN ADDITION, AS EXPLAINED IN AN APRIL 22, 2002 FORM 8-K FILED BY THE COMPANY, THE FINANCIAL STATEMENTS OF THE COMPANY FOR THE THIRD QUARTER OF 2001 SHOULD NOT BE RELIED UPON.

         AS EXPLAINED IN A JULY 11, 2003 FORM 8-K FILED BY THE COMPANY WITH THE SEC, THE COMPANY CONTINUES TO BELIEVE THAT THE EXISTING COMMON AND PREFERRED STOCK OF THE COMPANY HAVE NO VALUE. HOWEVER, THE PROPOSED JOINT CHAPTER 11 PLAN FILED BY THE DEBTORS WITH THE BANKRUPTCY COURT PROVIDES THE COMPANY'S STOCKHOLDERS WITH A CONTINGENT RIGHT TO RECEIVE RECOVERY IN THE VERY UNLIKELY EVENT THAT THE AGGREGATE VALUE OF THE COMPANY'S ASSETS EXCEEDS THE TOTAL AMOUNT OF ALLOWED CLAIMS.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)    Exhibits.

         99.1   Monthly Operating Report of Enron Corp. et al. for October 2003.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ENRON CORP.




Date:  February 27, 2004                By:    /s/ Raymond M. Bowen, Jr.
                                            --------------------------------
                                            Name:  Raymond M. Bowen, Jr.
                                            Title: Executive Vice President
                                                   and Chief Financial Officer

                                  EXHIBIT INDEX


EXHIBIT                                  DESCRIPTION
-------                                  -----------

99.1            -          Monthly Operating Report of Enron Corp. et al. for
                           October 2003.